Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors.
Free Cash Flow
Free cash flow is defined as cash from operations minus Capital expenditures. Free cash flow after dividends is defined as cash from operations minus Capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including Capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net cash provided by operating activities	$8,942	$10,307	$18,160	$18,207
Less: Capital expenditures	(5,208)	(5,470)	(11,223)	(10,139)
Free Cash Flow	3,734	4,837	6,937	8,068

Less: Dividends paid	(3,012)	(2,952)	(6,021)	(5,899)
Free Cash Flow after Dividends	$722	$1,885	$916	$2,169
Free Cash Flow Dividend Payout Ratio	80.7%	61.0%	86.8%	73.1%

EBITDA
Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from segment contribution. For our supplemental presentation of our combined domestic wireless operations (AT&T Mobility) and our supplemental presentation of the Mexico Wireless and Latin America operations of our International segment, EBITDA excludes depreciation and amortization from operating income.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing segment performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which segment managers are responsible and upon which we evaluate their performance. Management uses Mexico Wireless EBITDA in evaluating profitability trends after our two Mexico wireless acquisitions in 2015, and our investments in building a nationwide LTE network by end of 2018. Management uses Latin America EBITDA in evaluating the ability of our Latin America operations to generate cash to finance its own operations.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Consumer Mobility segment operating margin and our supplemental AT&T Mobility operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.
There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net Income	$4,014	$3,515	$7,588	$7,400
Additions:
Income Tax Expense	2,056	1,906	3,860	4,028
Interest Expense	1,395	1,258	2,688	2,465
Equity in Net (Income) Loss of Affiliates	(14)	(28)	159	(41)
Other (Income) Expense - Net	(128)	(91)	(108)	(161)
Depreciation and amortization	6,147	6,576	12,274	13,139
EBITDA	13,470	13,136	26,461	26,830

Total Operating Revenues	39,837	40,520	79,202	81,055
Service Revenues	36,538	37,142	72,994	74,243

EBITDA Margin	33.8%	32.4%	33.4%	33.1%
EBITDA Service Margin	36.9%	35.4%	36.3%	36.1%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Business Solutions Segment
Segment Contribution	$4,459	$4,201	$8,819	$8,500
Additions:
Depreciation and amortization	2,335	2,521	4,647	5,029
EBITDA	6,794	6,722	13,466	13,529

Total Segment Operating Revenues	17,107	17,579	33,955	35,188

Segment Operating Income Margin	26.1%	23.9%	26.0%	24.2%
EBITDA Margin	39.7%	38.2%	39.7%	38.4%

Entertainment Group Segment
Segment Contribution	$1,655	$1,651	$3,252	$3,246
Additions:
Equity in Net (Income) Loss of Affiliates	11	2	17	(1)
Depreciation and amortization	1,458	1,489	2,877	2,977
EBITDA	3,124	3,142	6,146	6,222

Total Segment Operating Revenues	12,682	12,711	25,305	25,369

Segment Operating Income Margin	13.1%	13.0%	12.9%	12.8%
EBITDA Margin	24.6%	24.7%	24.3%	24.5%

Consumer Mobility Segment
Segment Contribution	$2,400	$2,574	$4,739	$5,068
Additions:
Depreciation and amortization	871	932	1,744	1,854
EBITDA	3,271	3,506	6,483	6,922

Total Segment Operating Revenues	7,791	8,186	15,531	16,514
Service Revenues	6,528	6,948	13,137	13,891

Segment Operating Income Margin	30.8%	31.4%	30.5%	30.7%
EBITDA Margin	42.0%	42.8%	41.7%	41.9%
EBITDA Service Margin	50.1%	50.5%	49.3%	49.8%

International Segment
Segment Contribution	$(32)	$(184)	$(132)	$(368)
Additions:
Equity in Net (Income) of Affiliates	(25)	(9)	(45)	(23)
Depreciation and amortization	311	298	601	575
EBITDA	254	105	424	184

Total Segment Operating Revenues	2,026	1,828	3,955	3,495

Segment Operating Income Margin	-2.8%	-10.6%	-4.5%	-11.2%
EBITDA Margin	12.5%	5.7%	10.7%	5.3%

Supplemental AT&T Mobility EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
AT&T Mobility
Operating Income	$5,329	$5,342	$10,501	$10,616
Add: Depreciation and amortization	1,992	2,081	3,989	4,137
EBITDA	7,321	7,423	14,490	14,753

Total Operating Revenues	17,518	17,924	34,685	35,878
Service Revenues	14,534	14,911	29,072	29,709

Operating Income Margin	30.4%	29.8%	30.3%	29.6%
EBITDA Margin	41.8%	41.4%	41.8%	41.1%
EBITDA Service Margin	50.4%	49.8%	49.8%	49.7%

Supplemental Latin America EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
International - Latin America
Operating Income	$141	$32	$218	$85
Add: Depreciation and amortization	222	212	436	408
EBITDA	363	244	654	493

Total Operating Revenues	1,361	1,222	2,702	2,352

Operating Income Margin	10.4%	2.6%	8.1%	3.6%
EBITDA Margin	26.7%	20.0%	24.2%	21.0%

Supplemental Mexico EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
International - Mexico
Operating Income	$(198)	$(225)	$(395)	$(476)
Add: Depreciation and amortization	89	86	165	167
EBITDA	(109)	(139)	(230)	(309)

Total Operating Revenues	665	606	1,253	1,143

Operating Income Margin	-29.8%	-37.1%	-31.5%	-41.6%
EBITDA Margin	-16.4%	-22.9%	-18.4%	-27.0%

Adjusting Items
Adjusting items include revenues and costs we consider nonoperational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often significant impact on our fourth-quarter results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses.) Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude can drive a change in the effective tax rate, reflect the actual tax expense or combined marginal rate of approximately 38%. Certain foreign operations with losses, where such losses are not realizable for tax purposes, are not tax effected, resulting in no tax impact for Venezuela devaluation. For years prior to 2017, adjustments related to Mexico operations were taxed at the 30% marginal rate for Mexico.

Adjusting Items
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Operating Expenses
DIRECTV and other video merger integration costs	$123	$133	$250	$306
Mexico merger integration costs	80	66	119	147
Time Warner merger costs	78	-	119	-
Wireless merger integration costs	-	33	-	75
Actuarial (gain) loss	(259)	-	(259)	-
Employee separation costs	60	29	60	54
(Gain) loss on transfer of wireless spectrum	(63)	-	(181)	(736)
Venezuela devaluation	98	-	98	-
Adjustments to Operations and Support Expenses	117	261	206	(154)
Amortization of intangible assets	1,170	1,316	2,372	2,667
Adjustments to Operating Expenses	1,287	1,577	2,578	2,513
Other
Merger related interest expense and exchange fees[1]	158	-	267	16
(Gain) loss on sale of assets, impairments and other adjustments	(36)	-	221	4
Adjustments to Income Before Income Taxes	1,409	1,577	3,066	2,533
Tax impact of adjustments	445	550	1,001	881
Adjustments to Net Income	$964	$1,027	$2,065	$1,652
[1] Includes interest expense incurred on the debt issued prior to the close of merger transactions.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Operating Income	$7,323	$6,560	$14,187	$13,691
Adjustments to Operating Expenses	1,287	1,577	2,578	2,513
Adjusted Operating Income[1]	8,610	8,137	16,765	16,204

EBITDA	13,470	13,136	26,461	26,830
Adjustments to Operations and Support Expenses	117	261	206	(154)
Adjusted EBITDA[1]	13,587	13,397	26,667	26,676

Total Operating Revenues	39,837	40,520	79,202	81,055
Service Revenues	36,538	37,142	72,994	74,243

Operating Income Margin	18.4%	16.2%	17.9%	16.9%
Adjusted Operating Income Margin[1]	21.6%	20.1%	21.2%	20.0%
Adjusted EBITDA Margin[1]	34.1%	33.1%	33.7%	32.9%
Adjusted EBITDA Service Margin[1]	37.2%	36.1%	36.5%	35.9%
[1] Adjusted Operating Income, Adjusted EBITDA and associated margins exclude all actuarial gains or losses ($259 million gain in the second quarter of 2017) associated with our postemployment benefit plan, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, Adjusted Operating Income and Margin reflect an expected return on plan assets of $106 million (based on an average expected return on plan assets of 5.75% for our VEBA trusts), rather than the actual return on plan assets of $234 million (actual annualized VEBA return of 12.2%), as included in the GAAP measure of income.

Adjusted Diluted EPS
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Diluted Earnings Per Share (EPS)	$0.63	$0.55	$1.19	$1.17
Amortization of intangible assets	0.13	0.14	0.26	0.28
Merger integration and other items[1]	0.05	0.03	0.08	0.06
Asset abandonments, impairments and other adjustments	-	-	0.03	-
Actuarial (gain) loss	(0.03)	-	(0.03)	-
(Gain) loss on transfer of wireless spectrum	(0.01)	-	(0.02)	(0.08)
Venezuela devaluation	0.02	-	0.02	-
Adjusted EPS	$0.79	$0.72	$1.53	$1.43
Year-over-year growth - Adjusted	9.7%		7.0%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,184	6,195	6,185	6,193
[1]Includes combined merger integration items, merger-related interest expense.

Net Debt to Adjusted EBITDA
Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. The Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by Annualized Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt. Annualized Adjusted EBITDA is calculated by annualizing the year-to-date Adjusted EBITDA.

Net Debt to Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Mar. 31,	Jun. 30	YTD 2017
	2017	2017
Adjusted EBITDA	$13,080	$13,587	$26,667
Add back severance	-	(60)	(60)
Net Debt Adjusted EBITDA	13,080	13,527	26,607
Annualized Adjusted EBITDA			53,214
End-of-period current debt			10,831
End-of-period long-term debt			132,824
Total End-of-Period Debt			143,655
Less: Cash and Cash Equivalents			25,617
Net Debt Balance			118,038
Annualized Net Debt to Adjusted EBITDA Ratio			2.22

Supplemental Operational Measures
We provide a supplemental discussion of our domestic wireless operations that is calculated by combining our Consumer Mobility and Business Solutions segments, and then adjusting to remove non-wireless operations. The following table presents a reconciliation of our supplemental AT&T Mobility results.

Supplemental Operational Measure
	Three Months Ended
	June 30, 2017				June 30, 2016
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$6,528	$8,006	$-	$14,534	$6,948	$7,963	$-	$14,911
Fixed strategic services	-	3,028	(3,028)	-	-	2,805	(2,805)	-
Legacy voice and data services	-	3,508	(3,508)	-	-	4,162	(4,162)	-
Other services and equipment	-	844	(844)	-	-	874	(874)	-
Wireless equipment	1,263	1,721	-	2,984	1,238	1,775	-	3,013
Total Operating Revenues	7,791	17,107	(7,380)	17,518	8,186	17,579	(7,841)	17,924

Operating Expenses
Operations and support	4,520	10,313	(4,636)	10,197	4,680	10,857	(5,036)	10,501
EBITDA	3,271	6,794	(2,744)	7,321	3,506	6,722	(2,805)	7,423
Depreciation and amortization	871	2,335	(1,214)	1,992	932	2,521	(1,372)	2,081
Total Operating Expense	5,391	12,648	(5,850)	12,189	5,612	13,378	(6,408)	12,582
Operating Income	$2,400	$4,459	$(1,530)	$5,329	$2,574	$4,201	$(1,433)	$5,342
[1] Non-wireless (fixed) operations reported in Business Solutions segment.

Supplemental Operational Measure
	Six Months Ended
	June 30, 2017				June 30, 2016
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$13,137	$15,935	$-	$29,072	$13,891	$15,818	$-	$29,709
Fixed strategic services	-	6,002	(6,002)	-	-	5,556	(5,556)	-
Legacy voice and data services	-	7,138	(7,138)	-	-	8,535	(8,535)	-
Other services and equipment	-	1,661	(1,661)	-	-	1,733	(1,733)	-
Wireless equipment	2,394	3,219	-	5,613	2,623	3,546	-	6,169
Total Operating Revenues	15,531	33,955	(14,801)	34,685	16,514	35,188	(15,824)	35,878

Operating Expenses
Operations and support	9,048	20,489	(9,342)	20,195	9,592	21,659	(10,126)	21,125
EBITDA	6,483	13,466	(5,459)	14,490	6,922	13,529	(5,698)	14,753
Depreciation and amortization	1,744	4,647	(2,402)	3,989	1,854	5,029	(2,746)	4,137
Total Operating Expense	10,792	25,136	(11,744)	24,184	11,446	26,688	(12,872)	25,262
Operating Income	$4,739	$8,819	$(3,057)	$10,501	$5,068	$8,500	$(2,952)	$10,616
[1] Non-wireless (fixed) operations reported in Business Solutions segment.

Supplemental International

We provide a supplemental presentation of the Latin America and Mexico Wireless operations within our International segment. The following table presents a reconciliation of our International segment.

Supplemental International
	Three Months Ended
	June 30, 2017			June 30, 2016
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$1,361	$-	$1,361	$1,222	$-	$1,222
Wireless service	-	535	535	-	489	489
Wireless equipment	-	130	130	-	117	117
Total Operating Revenues	1,361	665	2,026	1,222	606	1,828

Operating Expenses
Operations and support	998	774	1,772	978	745	1,723
Depreciation and amortization	222	89	311	212	86	298
Total Operating Expense	1,220	863	2,083	1,190	831	2,021
Operating Income	141	(198)	(57)	32	(225)	(193)
Equity in Net Income of Affiliates	25	-	25	9	-	9
Segment Contribution	$166	$(198)	$(32)	$41	$(225)	$(184)

Supplemental International
	Six Months Ended
	June 30, 2017			June 30, 2016
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$2,702	$-	$2,702	$2,352	$-	$2,352
Wireless service	-	1,010	1,010	-	944	944
Wireless equipment	-	243	243	-	199	199
Total Operating Revenues	2,702	1,253	3,955	2,352	1,143	3,495

Operating Expenses
Operations and support	2,048	1,483	3,531	1,859	1,452	3,311
Depreciation and amortization	436	165	601	408	167	575
Total Operating Expense	2,484	1,648	4,132	2,267	1,619	3,886
Operating Income	218	(395)	(177)	85	(476)	(391)
Equity in Net Income of Affiliates	45	-	45	23	-	23
Segment Contribution	$263	$(395)	$(132)	$108	$(476)	$(368)